Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Manhattan Bridge Capital, Inc. (the "Company") for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vanessa Kao, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to § 906 of the Sarbanes Oxley Act, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vanessa Kao*
Vanessa Kao
Chief Financial Officer
(Principal Financial and Accounting Officer)

October 30, 2013

* A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.